Exhibit 99.1

           AmSouth Reports First Quarter Earnings of $155.4
                      Million or $0.44 Per Share


    To hear a webcast of the conference call with analysts at 2 p.m. CDT, April 15, go to www.amsouth.com and click on the webcast link under "Message Center."


    BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 15, 2003--AmSouth Bancorporation (NYSE:ASO) today reported earnings in the first quarter ended March 31, 2003, of $.44 per diluted share, a 10.0 percent increase from the $.40 per diluted share reported for the first quarter of 2002. Net income for the first quarter of 2003 was $155.4 million versus $145.6 million for the same period in 2002, a 6.7 percent increase.
    AmSouth's first quarter performance resulted in a return on average equity of 20.3 percent, a return on average assets of 1.54 percent and an efficiency ratio of 51 percent.
    "We continued to deliver solid results and create value even in this difficult environment," said Dowd Ritter, AmSouth's chairman, president and chief executive officer. "In the first quarter we produced solid loan growth with continued strength in commercial middle market and residential mortgages. Total deposits were also higher in the quarter."
    "In addition, we continued to see an improvement in credit quality, with net charge-offs declining in both the consumer and commercial loan portfolios," Ritter said.
    Net interest income was $363.0 million, while the net interest margin was 4.11 percent.
    Average loans for the quarter grew by $2.6 billion, a 10.1 percent increase over the same quarter in 2002, while average deposits were higher by $1.6 billion, or 6.3 percent during the same period, including a 9.2 percent increase in average low-cost deposits.
    Noninterest revenue, which includes earnings from service charges, trust, investment management services and other sources of fee income, was $192.9 million for the quarter, an increase of $15.2 million, or
8.6 percent, compared with the same quarter in 2002. Noninterest expenses in the first quarter were $289.6 million, up 1 percent compared with the first quarter of 2002.
    Net charge-offs were .62 percent of average net loans in the first quarter, improving from .77 percent in the previous quarter. The loan loss provision for the quarter exceeded charge-offs by $2.4 million. The ratio of loan loss reserves to total loans was 1.39 percent at the end of the first quarter.
    Total nonperforming assets at March 31, 2003, were $191.3 million, or .69 percent of loans net of unearned income, foreclosed properties and repossessions, compared to $197.0 million, or .72 percent, in the previous quarter.

    About AmSouth

    AmSouth is a regional bank holding company with $42 billion in assets, 600 branch banking offices and more than 1,200 ATMs. AmSouth operates in Tennessee, Alabama, Florida, Mississippi, Louisiana and Georgia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

    Safe Harbor statement

    Statements made in this document which are not purely historical are forward-looking statements as defined in the "Private Securities Litigation Reform Act of 1995," including any statements regarding descriptions of management's plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.
    Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond AmSouth's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. AmSouth's most recent annual report filed with the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2002, describes some of these factors which could cause results to differ materially from management's current expectations including, but not limited to: the execution of AmSouth's strategic initiatives; legislation; general economic conditions, especially in the Southeast; the performance of stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth's loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth's operations, products, services and prices; unexpected judicial actions and developments; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that war, terrorist attacks or other geopolitical conflicts cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers' borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth.
    Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

EARNINGS SUMMARY
($'s in thousands except per  share data)

                                         Three Months Ended
                                -------------------------------------
                                   2003
                                  March 31   December 31 September 30
                                ------------ ------------------------
Net interest income                $363,042    $360,483     $364,385
Provision for loan losses            44,700      53,450       51,400
                                ------------ ----------- ------------
Net interest income after
 provision                          318,342     307,033      312,985
Noninterest revenues                192,885     192,234      188,336
Noninterest expenses                289,606     276,684      276,031
                                ------------ ----------- ------------
Income before income taxes          221,621     222,583      225,290
Income taxes                         66,265      67,376       69,289
                                ------------ ----------- ------------
Net income                         $155,356    $155,207     $156,001
                                ============ =========== ============

Earnings per common share             $0.44       $0.44        $0.44
Earnings per common share -
 diluted                               0.44        0.44         0.43
Average common shares
 outstanding                        351,981     353,792      357,567
Average common shares
 outstanding - diluted              355,265     356,784      361,961
End of period common shares
 outstanding                        351,645     353,424      357,787


EARNINGS SUMMARY
($'s in thousands except per share data)

                                   Three Months Ended         Percent
                                ------------------------       Change
                                                2002     Versus Prior
                                   June 30    March 31           Year
                                -------------------------------------
Net interest income                $376,115    $371,657        (2.3%)
Provision for loan losses            52,600      56,100       (20.3%)
                                ------------ -----------
Net interest income after
 provision                          323,515     315,557          0.9%
Noninterest revenues                181,128     177,663          8.6%
Noninterest expenses                286,777     287,130          0.9%
                                ------------ -----------
Income before income taxes          217,866     206,090          7.5%
Income taxes                         65,497      60,520          9.5%
                                ------------ -----------
Net income                         $152,369    $145,570          6.7%
                                ============ ===========

Earnings per common share             $0.42       $0.40         10.0%
Earnings per common share -
 diluted                               0.42        0.40         10.0%
Average common shares
 outstanding                        359,782     361,656
Average common shares
 outstanding - diluted              364,756     365,919
End of period common shares
 outstanding                        360,359     362,147

EARNINGS SUMMARY
($'s in thousands except per share data)

                                         YTD                   Percent
                                ------------------------        Change
                                    2003        2002      Versus Prior
                                  March 31    March 31            Year
                                --------------------------------------
Net interest income                $363,042    $371,657         (2.3%)
Provision for loan losses            44,700      56,100        (20.3%)
                                ------------ -----------
Net interest income after
 provision                          318,342     315,557           0.9%
Noninterest revenues                192,885     177,663           8.6%
Noninterest expenses                289,606     287,130           0.9%
                                ------------ -----------
Income before income taxes          221,621     206,090           7.5%
Income taxes                         66,265      60,520           9.5%
                                ------------ -----------
Net income                         $155,356    $145,570           6.7%
                                ============ ===========

Earnings per common share             $0.44       $0.40          10.0%
Earnings per common share -
 diluted                               0.44        0.40          10.0%
Average common shares
 outstanding                        351,981     361,656
Average common shares
 outstanding - diluted              355,265     365,919
End of period common shares
 outstanding                        351,645     362,147


KEY PERFORMANCE RATIOS
                                         Three Months Ended
                                -------------------------------------
                                   2003
                                  March 31   December 31 September 30
                                ------------ ------------------------
Average shareholders' equity to
 average total assets                  7.60%       7.73%        7.93%

End of period shareholders'
 equity to end of period total
 assets                                7.42        7.68         7.88
Loans net of unearned income to
 total deposits                       98.92      100.13        98.70
Return on average assets
 (annualized)                          1.54        1.55         1.60
Return on average shareholders'
 equity (annualized)                  20.26       20.01        20.19
Book value per common share           $8.89       $8.82        $8.73
Tangible book value per common
 share                                $8.03       $7.96        $7.88
Net interest margin - taxable
 equivalent                            4.11%       4.12%        4.28%
Efficiency ratio                      51.02       48.98        48.83

KEY PERFORMANCE RATIOS

                                   Three Months Ended
                                -------------------------
                                                  2002
                                   June 30      March 31
                                -------------------------
Average shareholders' equity to
 average total assets                  7.91%        7.88%

End of period shareholders'
 equity to end of period total
 assets                                7.99         7.82
Loans net of unearned income to
 total deposits                      100.49        98.99
Return on average assets
 (annualized)                          1.61         1.56
Return on average shareholders'
 equity (annualized)                  20.36        19.83
Book value per common share           $8.53        $8.25
Tangible book value per common
 share                                $7.69        $7.41
Net interest margin - taxable
 equivalent                            4.54%        4.58%
Efficiency ratio                      50.30        51.03


KEY PERFORMANCE RATIOS
                                           YTD
                                -------------------------
                                   2003         2002
                                  March 31     March 31
                                -------------------------
Average shareholders' equity to
 average total assets                  7.60%        7.88%

End of period shareholders'
 equity to end of period total
 assets                                7.42         7.82
Loans net of unearned income to
 total deposits                       98.92        98.99
Return on average assets
 (annualized)                          1.54         1.56
Return on average shareholders'
 equity (annualized)                  20.26        19.83
Book value per common share           $8.89        $8.25
Tangible book value per common
 share                                $8.03        $7.41
Net interest margin - taxable
 equivalent                            4.11%        4.58%
Efficiency ratio                      51.02        51.03

BALANCE SHEET INFORMATION                   Average Balance
($'s in thousands)                         Three Months Ended
                                  ------------------------------------
                                     2003
                                   March 31   December 31 September 30
                                  ----------- ------------------------
Commercial                        $8,799,145  $8,534,535   $8,430,033
Commercial real estate             4,347,984   4,286,718    4,367,716
Consumer:
   Residential first mortgages     3,091,003   2,581,052    1,822,806
   Equity loans and lines          6,439,787   6,275,391    6,062,522
   Dealer indirect                 3,752,267   3,725,141    3,753,930
   Revolving credit                  528,825     526,956      517,152
   Other consumer                    870,787     888,189      923,801
                                  ----------- ----------- ------------
    Total consumer                14,682,669  13,996,729   13,080,211
                                  ----------- ----------- ------------
       Total loans net of unearned
        income                    27,829,798  26,817,982   25,877,960
Investment securities(a)           8,969,417   8,523,874    8,436,889
Interest-earning assets(a)        36,953,359  35,911,164   34,935,229
Total assets                      40,942,836  39,837,967   38,650,360

Noninterest-bearing deposits       5,144,378   5,050,493    4,892,434
Interest-bearing checking          5,590,645   5,259,390    5,205,385
Money market and savings deposits  7,405,443   7,283,621    6,677,187
                                  ----------- ----------- ------------
 Total low-cost deposits          18,140,466  17,593,504   16,775,006
Time deposits                      8,359,791   8,596,584    8,641,203
Foreign time deposits                686,369     675,778      482,911
                                  ----------- ----------- ------------
    Total deposits                27,186,626  26,865,866   25,899,120
Shareholders' equity               3,110,406   3,077,837    3,065,629





BALANCE SHEET INFORMATION            Average Balance
($'s in thousands)                  Three Months Ended         Percent
                                  ----------------------        Change
                                                 2002     Versus Prior
                                    June 30   March 31            Year
                                  ------------------------------------
Commercial                        $8,490,986  $8,523,345          3.2%
Commercial real estate             4,385,399   4,437,073        (2.0%)
Consumer:
   Residential first mortgages     1,863,833   1,768,540         74.8%
   Equity loans and lines          5,806,799   5,526,816         16.5%
   Dealer indirect                 3,664,565   3,447,211          8.8%
   Revolving credit                  508,277     509,186          3.9%
   Other consumer                    982,128   1,060,478       (17.9%)
                                  ----------- -----------
    Total consumer                12,825,602  12,312,231         19.3%
                                  ----------- -----------
       Total loans net of unearned
        income                    25,701,987  25,272,649         10.1%
Investment securities(a)           8,294,361   8,351,004          7.4%
Interest-earning assets(a)        34,392,612  34,109,717          8.3%
Total assets                      37,962,697  37,783,732          8.4%

Noninterest-bearing deposits       4,852,478   4,830,915          6.5%
Interest-bearing checking          5,280,315   5,234,011          6.8%
Money market and savings deposits  6,539,522   6,541,856         13.2%
                                  ----------- -----------
 Total low-cost deposits          16,672,315  16,606,782          9.2%
Time deposits                      8,385,356   8,621,767        (3.0%)
Foreign time deposits                371,251     337,886        103.1%
                                  ----------- -----------
    Total deposits                25,428,922  25,566,435          6.3%
Shareholders' equity               3,001,774   2,976,874          4.5%

BALANCE SHEET INFORMATION             Average Balance          Percent
($'s in thousands)                          YTD                 Change
                                  ----------------------- Versus Prior
                                     2003        2002             Year
                                   March 31    March 31
                                  ----------- ------------------------
Commercial                        $8,799,145  $8,523,345          3.2%
Commercial real estate             4,347,984   4,437,073        (2.0%)
Consumer:
   Residential first mortgages     3,091,003   1,768,540         74.8%
   Equity loans and lines          6,439,787   5,526,816         16.5%
   Dealer indirect                 3,752,267   3,447,211          8.8%
   Revolving credit                  528,825     509,186          3.9%
   Other consumer                    870,787   1,060,478       (17.9%)
                                  ----------- -----------
      Total consumer              14,682,669  12,312,231         19.3%
                                  ----------- -----------
         Total loans net of
          unearned income         27,829,798  25,272,649         10.1%
Investment securities(a)           8,969,417   8,351,004          7.4%
Interest-earning assets(a)        36,953,359  34,109,717          8.3%
Total assets                      40,942,836  37,783,732          8.4%

Noninterest-bearing deposits       5,144,378   4,830,915          6.5%
Interest-bearing checking          5,590,645   5,234,011          6.8%
Money market and savings deposits  7,405,443   6,541,856         13.2%
                                  ----------- -----------
   Total low-cost deposits        18,140,466  16,606,782          9.2%
Time deposits                      8,359,791   8,621,767        (3.0%)
Foreign time deposits                686,369     337,886        103.1%
                                  ----------- -----------
      Total deposits              27,186,626  25,566,435          6.3%
Shareholders' equity               3,110,406   2,976,874          4.5%

    (a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

BALANCE SHEET INFORMATION                    Ending Balance
($'s in thousands)                               As of
                                  ------------------------------------
                                     2003
                                   March 31   December 31 September 30
                                  ----------- ------------------------
Commercial                        $8,870,116  $8,657,695   $8,420,842
Commercial real estate             4,387,843   4,392,626    4,348,878
Consumer:
   Residential first mortgages     2,860,556   2,794,072    2,163,751
   Equity loans and lines          6,511,687   6,359,945    6,179,910
   Dealer indirect                 3,756,628   3,731,364    3,725,620
   Revolving credit                  520,758     541,165      519,326
   Other consumer                    791,360     874,051      928,523
                                  ----------- ----------- ------------
    Total consumer                14,440,989  14,300,597   13,517,130
                                  ----------- ----------- ------------
       Total loans net of unearned
        income                    27,698,948  27,350,918   26,286,850
Investment securities(b)           9,623,430   8,966,778    8,455,635
Interest-earning assets(b)        37,811,324  36,475,398   35,424,764
Total assets                      42,099,499  40,571,272   39,610,727

Noninterest-bearing deposits       5,569,319   5,494,657    5,181,668
Interest-bearing checking          5,767,727   5,470,243    5,150,492
Money market and savings deposits  7,636,685   7,270,541    7,101,223
                                  ----------- ----------- ------------
 Total low-cost deposits          18,973,731  18,235,441   17,433,383
Time deposits                      8,370,069   8,439,520    8,666,676
Foreign time deposits                656,649     640,663      531,743
                                  ----------- ----------- ------------
    Total deposits                28,000,449  27,315,624   26,631,802
Shareholders' equity               3,125,179   3,115,997    3,122,747

BALANCE SHEET INFORMATION             Ending Balance
($'s in thousands)                        As of                Percent
                                  ----------------------        Change
                                                 2002     Versus Prior
                                    June 30    March 31           Year
                                  ------------------------------------
Commercial                        $8,448,082  $8,516,345          4.2%
Commercial real estate             4,366,696   4,384,326          0.1%
Consumer:
   Residential first mortgages     1,652,231   1,819,727         57.2%
   Equity loans and lines          5,948,664   5,649,781         15.3%
   Dealer indirect                 3,770,161   3,529,131          6.4%
   Revolving credit                  510,427     499,683          4.2%
   Other consumer                    956,647   1,013,416       (21.9%)
                                  ----------- -----------
    Total consumer                12,838,130  12,511,738         15.4%
                                  ----------- -----------
       Total loans net of unearned
        income                    25,652,908  25,412,409          9.0%
Investment securities(b)           8,593,323   8,634,042         11.5%
Interest-earning assets(b)        34,679,735  34,771,599          8.7%
Total assets                      38,499,103  38,223,507         10.1%

Noninterest-bearing deposits       4,981,783   4,850,399         14.8%
Interest-bearing checking          5,234,927   5,298,401          8.9%
Money market and savings deposits  6,455,526   6,632,665         15.1%
                                  ----------- -----------
 Total low-cost deposits          16,672,236  16,781,465         13.1%
Time deposits                      8,499,511   8,558,746        (2.2%)
Foreign time deposits                356,789     332,581         97.4%
                                  ----------- -----------
    Total deposits                25,528,536  25,672,792          9.1%
Shareholders' equity               3,074,263   2,987,485          4.6%

    (b) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.


NONPERFORMING ASSETS
($'s in thousands)

                       2003                                    2002
                    March 31 December 31 September 30 June 30 March 31
                     --------- ---------------------------------------
Nonaccrual loans(c)  $149,551  $158,829  $151,442  $152,684  $158,435
Foreclosed properties  34,622    33,828    32,567    32,838    29,462
Repossessions           7,082     4,346     4,716     3,982     5,080
                     --------- --------- --------- --------- ---------
Total nonperforming
 assets(c)           $191,255  $197,003  $188,725  $189,504  $192,977
                     ========= ========= ========= ========= =========

Nonperforming assets
 to loans net of
 unearned income,
 foreclosed
 properties and
 repossessions           0.69%     0.72%     0.72%     0.74%     0.76%


Accruing loans 90
 days past due        $80,585   $91,045   $93,700   $91,376  $117,068
                     ========= ========= ========= ========= =========

    (c) Exclusive of accruing loans 90 days past due

ALLOWANCE FOR LOAN LOSSES
($'s in thousands)

                       2003                                    2002
                    March 31 December 31 September 30 June 30 March 31
                     --------- ---------------------------------------
Balance at beginning
 of period           $381,579  $379,878  $371,418  $367,819  $363,607
Loans charged off     (52,988)  (61,334)  (53,928)  (59,857)  (62,806)
Recoveries of loans
 previously charged
 off                   10,645     9,585    10,988    10,856    10,918
                     --------- --------- --------- --------- ---------
 Net Charge-offs      (42,343)  (51,749)  (42,940)  (49,001)  (51,888)
Addition to allowance
 charged to expense    44,700    53,450    51,400    52,600    56,100
                     --------- --------- --------- --------- ---------
Balance at end of
 period              $383,936  $381,579  $379,878  $371,418  $367,819
                     ========= ========= ========= ========= =========

Allowance for loan
 losses to loans net
 of unearned income      1.39%     1.40%     1.45%     1.45%     1.45%
Net charge-offs to
 average loans net of
 unearned income(d)      0.62%     0.77%     0.66%     0.76%     0.83%
Allowance for loan
 losses to
 nonperforming
 loans(e)              256.73%   240.25%   250.84%   243.26%   232.16%
Allowance for loan
 losses to
 nonperforming
 assets(e)             200.75%   193.69%   201.29%   195.99%   190.60%

    (d) Annualized

    (e) Exclusive of accruing loans 90 days past due

QUARTERLY AVERAGE DAILY BALANCES, REVENUE
 & EXPENSE SUMMARY, YIELDS & RATES

                                             Three Months Ended
                                               March 31, 2003
                                        -----------------------------
(Taxable equivalent basis, $'s in
 thousands)
                                          Average    Revenue/  Yield/
                                           Balance    Expense   Rate
                                        -----------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income           $27,829,798  $405,383   5.91%
 Available-for-sale securities            4,511,821    78,623   7.07%
 Held-to-maturity securities              4,457,596    64,804   5.90%
                                        ------------ ---------
   Total investment securities            8,969,417   143,427   6.49%
 Other interest-earning assets              154,144       535   1.41%
                                        ------------ ---------

Total interest-earning assets            36,953,359   549,345   6.03%
Cash and due from banks                   1,054,545
Other assets                              3,137,890
Allowance for loan losses                  (382,501)
Market valuation on AFS securities          179,543
                                        ------------
                                        $40,942,836
                                        ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing checking               $5,590,645     8,035   0.58%
 Money market and savings deposits        7,405,443    13,997   0.77%
 Time deposits                            8,359,791    67,779   3.29%
 Foreign time deposits                      686,369     1,684   1.00%

 Federal funds purchased and securities
  sold under agreements to repurchase     2,180,991     5,919   1.10%
 Other interest-bearing liabilities       6,981,141    77,169   4.48%
                                        ------------ ---------

  Total interest-bearing liabilities     31,204,380   174,583   2.27%
                                                     --------- ------

   Net interest spread                                          3.76%
                                                               ======

Noninterest-bearing demand deposits       5,144,378
Other liabilities                         1,483,672
Shareholders' equity                      3,110,406
                                        ------------

                                        $40,942,836
                                        ============

  Net interest income/margin on a
   taxable equivalent basis                           374,762   4.11%
                                                               ======

Taxable equivalent adjustment:
 Loans                                                  6,840
 Available-for-sale securities                            941
 Held-to-maturity securities                            3,939
                                                     ---------
  Total taxable equivalent adjustment                  11,720
                                                     ---------
   Net interest income                               $363,042
                                                     =========

QUARTERLY AVERAGE DAILY BALANCES,  REVENUE
 & EXPENSE SUMMARY, YIELDS & RATES

                                             Three Months Ended
                                              December 31, 2002
                                        -----------------------------
(Taxable equivalent basis, $'s in
 thousands)                               Average    Revenue/  Yield/
                                           Balance    Expense   Rate
                                        -----------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income           $26,817,982  $413,571   6.12%
 Available-for-sale securities            4,286,045    80,291   7.43%
 Held-to-maturity securities              4,237,829    63,390   5.93%
                                        ------------ ---------
   Total investment securities            8,523,874   143,681   6.69%
 Other interest-earning assets              569,308     2,562   1.79%
                                        ------------ ---------

Total interest-earning assets            35,911,164   559,814   6.18%
Cash and due from banks                   1,042,937
Other assets                              3,077,442
Allowance for loan losses                  (381,463)
Market valuation on AFS securities          187,887
                                        ------------
                                        $39,837,967
                                        ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing checking               $5,259,390     9,300   0.70%
 Money market and savings deposits        7,283,621    17,552   0.96%
 Time deposits                            8,596,584    73,853   3.41%
 Foreign time deposits                      675,778     1,795   1.05%

 Federal funds purchased and securities
  sold under agreements to repurchase     2,023,816     6,308   1.24%
 Other interest-bearing liabilities       6,464,030    78,335   4.81%
                                        ------------ ---------

  Total interest-bearing liabilities     30,303,219   187,143   2.45%
                                                     --------- ------

   Net interest spread                                          3.73%
                                                               ======

Noninterest-bearing demand deposits       5,050,493
Other liabilities                         1,406,418
Shareholders' equity                      3,077,837
                                        ------------

                                        $39,837,967
                                        ============

   Net interest income/margin on a
    taxable equivalent basis                          372,671   4.12%
                                                               ======

Taxable equivalent adjustment:
 Loans                                                  7,198
 Available-for-sale securities                          1,043
 Held-to-maturity securities                            3,947
                                                     ---------
  Total taxable equivalent adjustment                  12,188
                                                     ---------
   Net interest income                               $360,483
                                                     =========

QUARTERLY AVERAGE DAILY BALANCES, REVENUE
 & EXPENSE SUMMARY, YIELDS & RATES

                                               Three Months Ended
                                                 March 31, 2002
                                         -----------------------------
(Taxable equivalent basis, $'s in
 thousands)                                Average    Revenue/  Yield/
                                            Balance    Expense   Rate
                                         -----------------------------
ASSETS
Interest-earning assets:
 Loans net of unearned income            $25,272,649  $426,577   6.85%
 Available-for-sale securities             4,402,804    86,599   7.98%
 Held-to-maturity securities               3,948,200    65,400   6.72%
                                         ------------ ---------
   Total investment securities             8,351,004   151,999   7.38%
 Other interest-earning assets               486,064     5,287   4.41%
                                         ------------ ---------

Total interest-earning assets             34,109,717   583,863   6.94%
Cash and due from banks                    1,075,303
Other assets                               2,833,241
Allowance for loan losses                   (365,104)
Market valuation on AFS securities           130,575
                                         ------------
                                         $37,783,732
                                         ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
 Interest-bearing checking                $5,234,011    11,970   0.93%
 Money market and savings deposits         6,541,856    18,769   1.16%
 Time deposits                             8,621,767    82,923   3.90%
 Foreign time deposits                       337,886     1,102   1.32%

 Federal funds purchased and securities
  sold under agreements to repurchase      1,986,166     6,229   1.27%
 Other interest-bearing liabilities        6,146,522    77,906   5.14%
                                         ------------ ---------

  Total interest-bearing liabilities      28,868,208   198,899   2.79%
                                                      --------- ------

   Net interest spread                                           4.15%
                                                                ======

Noninterest-bearing demand deposits        4,830,915
Other liabilities                          1,107,735
Shareholders' equity                       2,976,874
                                         ------------

                                         $37,783,732
                                         ============

   Net interest income/margin on a
    taxable equivalent basis                           384,964   4.58%
                                                                ======

Taxable equivalent adjustment:
 Loans                                                   8,119
 Available-for-sale securities                           1,291
 Held-to-maturity securities                             3,897
                                                      ---------
  Total taxable equivalent adjustment                   13,307
                                                      ---------
   Net interest income                                $371,657
                                                      =========

    NOTE: The taxable equivalent adjustment has been computed based on the statutory federal income tax rate, adjusted for applicable state income taxes net of the related federal tax benefit. Loans net of unearned income includes nonaccrual loans for all periods presented. Available-for-sale securities excludes certain noninterest-earning, marketable equity securities. Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities. Included in interest revenue for the available-for-sale portfolio for the three months ended March 31, 2003, December 31, 2002 and March 31, 2002, was
        approximately $12,974,000, $14,141,000, and $15,519,000,
        respectively, associated with retained interest on loans sold or securitized which resulted in an increase in the yield on the available-for-sale portfolio of approximately 115, 129 and 139 basis points, respectively.

NONINTEREST REVENUES
($'s in thousands)                       Three Months Ended
                                -------------------------------------
                                   2003
                                  March 31   December 31 September 30
                                ------------ ------------------------
Service charges on deposit
 accounts                           $75,556     $78,873      $77,672
Trust income                         26,027      24,829       25,357
Consumer investment services
 income                              16,310      16,329       18,912
Bank owned life insurance            13,834      13,629       14,587
Bankcard income                       6,201       6,550        6,475
Mortgage income                      10,016       6,691        7,112
Interchange income                   16,687      16,971       16,418
Portfolio income                      5,930       5,541        4,267
Other noninterest revenues           22,324      22,821       17,536
                                ------------ ----------- ------------
 Noninterest revenues              $192,885    $192,234     $188,336
                                ============ =========== ============



NONINTEREST REVENUES              Three Months Ended          Percent
($'s in thousands)              -----------------------        Change
                                                2002     Versus Prior
                                    June 30    March 31          Year
                                -------------------------------------
Service charges on deposit
 accounts                           $67,551     $65,130         16.0%
Trust income                         27,373      27,869        (6.6%)
Consumer investment services
 income                              21,641      20,911       (22.0%)
Bank owned life insurance            15,046      16,637       (16.8%)
Bankcard income                       6,163       5,804          6.9%
Mortgage income                       4,469       5,876         70.5%
Interchange income                   16,165      13,875         20.3%
Portfolio income                      4,136       3,567         66.3%
Other noninterest revenues           18,584      17,994         24.1%
                                ------------ -----------
 Noninterest revenues              $181,128    $177,663          8.6%
                                ============ ===========


NONINTEREST REVENUES
($'s in thousands)                        YTD                  Percent
                                ------------------------        Change
                                   2003         2002      Versus Prior
                                   March 31    March 31           Year
                                --------------------------------------
Service charges on deposit
 accounts                           $75,556     $65,130          16.0%
Trust income                         26,027      27,869         (6.6%)
Consumer investment services
 income                              16,310      20,911        (22.0%)
Bank owned life insurance            13,834      16,637        (16.8%)
Bankcard income                       6,201       5,804           6.9%
Mortgage income                      10,016       5,876          70.5%
Interchange income                   16,687      13,875          20.3%
Portfolio income                      5,930       3,567          66.3%
Other noninterest revenues           22,324      17,994          24.1%
                                ------------ -----------
 Noninterest revenues              $192,885    $177,663           8.6%
                                ============ ===========

NONINTEREST EXPENSES
($'s in thousands)                       Three Months Ended
                                -------------------------------------
                                   2003
                                  March 31   December 31 September 30
                                ------------ ------------------------
Salaries and employee benefits     $154,065    $142,675     $144,517
Net occupancy expense                31,525      30,530       30,011
Equipment expense                    27,968      29,030       30,155
Marketing expense                     9,158       8,941        8,903
Postage and supplies expense         11,939      11,972       11,973
Communications expense                7,563       5,491        5,788
Professional fees                     8,412       7,447        8,074
Other noninterest expenses           38,976      40,598       36,610
                                ------------ ----------- ------------
 Noninterest expenses              $289,606    $276,684     $276,031
                                ============ =========== ============


NONINTEREST EXPENSES               Three Months Ended         Percent
($'s in thousands)              -----------------------        Change
                                                2002     Versus Prior
                                   June 30     March 31          Year
                                -------------------------------------
Salaries and employee benefits     $146,806    $150,266          2.5%
Net occupancy expense                29,474      28,533         10.5%
Equipment expense                    30,115      29,429        (5.0%)
Marketing expense                     8,719       9,046          1.2%
Postage and supplies expense         12,192      12,954        (7.8%)
Communications expense                8,257       8,902       (15.0%)
Professional fees                     8,804       6,726         25.1%
Other noninterest expenses           42,410      41,274        (5.6%)
                                ------------ -----------
 Noninterest expenses              $286,777    $287,130          0.9%
                                ============ ===========


NONINTEREST EXPENSES
($'s in thousands)                        YTD                  Percent
                                -----------------------         Change
                                   2003        2002       Versus Prior
                                  March 31    March 31            Year
                                --------------------------------------
Salaries and employee benefits    $154,065    $150,266            2.5%
Net occupancy expense               31,525      28,533           10.5%
Equipment expense                   27,968      29,429          (5.0%)
Marketing expense                    9,158       9,046            1.2%
Postage and supplies expense        11,939      12,954          (7.8%)
Communications expense               7,563       8,902         (15.0%)
Professional fees                    8,412       6,726           25.1%
Other noninterest expenses          38,976      41,274          (5.6%)
                                -----------  ----------
 Noninterest expenses             $289,606    $287,130            0.9%
                                ===========  ==========

INTANGIBLE ASSETS                          Ending Balance
($'s in thousands)                              As of
                                -------------------------------------
                                   2003
                                  March 31   December 31 September 30
                                ------------ ----------- ------------
Goodwill                           $288,365    $288,365     $288,365
Core deposit and other
 intangibles                         12,336      13,535       14,760


                                    Ending Balance
INTANGIBLE ASSETS                        As of                 Percent
($'s in thousands)              -------------------------       Change
                                                2002      Versus Prior
                                   June 30     March 31           Year
                                --------------------------------------
Goodwill                           $288,365    $288,365           0.0%
Core deposit and other
 intangibles                         15,984      17,334        (28.8%)




    CONTACT: AmSouth Bancorporation, Birmingham
             Investment Community:
             List Underwood, 205/801-0265
             or
             News Media:
             Rick Swagler, 205/801-0105